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                                                     Exhibit 23.1







       CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



     We hereby consent to the inclusion in this Registration Statement on Form SB-2, of our report dated November 25, 2003, relating to the financial statements of UniPro Financial Services, Inc. for the fiscal year ending October 31, 2003.

     We also consent to the references to us under the heading "Experts" in such Registration Statement.



                              Respectfully,

                              /s/ Berkovits, Lago & Company, LLP




     Berkovits, Lago & Company, LLP
     Fort Lauderdale, Florida
              May 28, 2004